SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                             September 8, 2000
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                   (Date of earliest event reported)


                         Commonwealth Bancorp, Inc.
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        (Exact name of registrant as specified in its charter)


 Pennsylvania                        0-27942                   23-2828883
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                   19401
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(Address of principal executive offices)                         (Zip Code)


                                (610) 251-1600
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           (Registrant's telephone number, including area code)


                                Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events
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    On September 8, 2000, Commonwealth Bancorp, Inc. (the "Company") announced that its wholly-owned subsidiary, Commonwealth Bank, completed the sale of two branches in Lehigh County, Pennsylvania to Nazareth National Bank & Trust Company, a wholly-owned subsidiary of Colonial Group, Inc. In addition, on September 12, 2000, the Company announced that its Board of Directors declared a cash dividend of $0.11 per share of common stock, payable on October 13, 2000 to shareholders of record at the close of business on September 29, 2000. For additional information, reference is made to the Press Releases, dated September 8, 2000 and September 12, 2000, which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable.

    (c)  Exhibits:

         99.1      Press Release dated September 8, 2000

         99.2      Press Release dated September 12, 2000












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                                SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  COMMONWEALTH BANCORP, INC.



Date: September 14,  2000         By:  /s/Charles M. Johnston
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                                       Charles M. Johnston
                                       Chief Financial Officer
























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